CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the Certified Shareholder Report of The Adams Express Company (the Company) on Form N-CSR for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas G. Ober, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
BY:	/s/ Douglas G. Ober Douglas G. Ober Chairman and Chief Executive Officer (Principal Executive Officer)
DATE:	February 17, 2011

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Certified Shareholder Report of The Adams Express Company (the Company) on Form N-CSR for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian S. Hook, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
BY:	/s/ Brian S. Hook Brian S. Hook Treasurer (Principal Financial Officer)
DATE:	February 17, 2011

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.